UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2006

PACIFIC MAGTRON INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-25277	88-0353141
(Commission File Number)	(IRS Employer Identification Number)

1600 California Circle, Milpitas, California       95035
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (408) 956-8888

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 19, 2006, Martin Nielson tendered his resignation as a director of Pacific Magtron International Corp. (“PMIC”) and of each of its wholly-owned subsidiaries (together with PMIC, the “Company”) and resigned from all offices and other positions that he held with the Company, except that he did not resign from his position as Chief Executive Officer of PMIC. Mr. Nielson’s resignation was effective as of July 19, 2006. At the time of Mr. Nielson’s resignation, there was no disagreement between Mr. Nielson and the Company on any matter relating to the operations, policies or practices of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MAGTRON INTERNATIONAL CORP.

Date: July 24, 2006	By /s/ Anthony Lee
Anthony Lee
Chief Financial Officer